                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

           800 Nicollet Mall
         Minneapolis, Minnesota                                    55402
 (Address of principal executive offices)                        (Zip Code)

                                  Paula Oswald
                         U.S. Bank National Association
                          633 W. 5TH Street, 24th Floor
                              Los Angeles, CA 90071
                                 (213) 615-6043
            (Name, address and telephone number of agent for service)

                               CELL GENESYS, INC.
                     (Issuer with respect to the Securities)

                   DELAWARE                                  94-3061375

(State or other jurisdiction of incorporation   (I.R.S. Employer Identification
               or organization)                             No.)

   500 Forbes Blvd, South San Francisco, CA                    94080
   (Address of Principal Executive Offices)                  (Zip Code)

                    3.125% CONVERTIBLE SENIOR NOTES DUE 2011
                       (Title of the Indenture Securities)

================================================================================

                                           FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Washington, D.C.

         b) Whether it is authorized to exercise corporate trust powers. Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
               None
      In answering this item, the trustee has relied, in part, upon information furnished by the obligor and the underwriters, and has also examined its own books and records for the purpose of answering this item.

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this \ statement of eligibility and qualification.

         1.    A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.    A copy of the existing bylaws of the Trustee.*

         5.    A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

   *     Incorporated by reference to Registration Number 333-67188.

         A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as an Exhibit with corresponding exhibit number to the Form T-1 of Structured Obligations Corporation, filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended (the "Act"), on November 16, 2001 (Registration No. 333-67188), and is incorporated herein by reference.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California on the 13th day of December, 2004.

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By: /s Paula Oswald
                                        ----------------------------------
                                        Paula Oswald
                                        Vice President

                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  December 13, 2004

                                    U.S. BANK NATIONAL ASSOCIATION

                                    By:  /s Paula Oswald
                                         ----------------------------------
                                         Paula Oswald
                                         Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2004

                                    ($000's)

                                                         9/30/2004
                                                         ---------
ASSETS
    Cash and Due From Depository Institutions          $  6,973,101
    Federal Reserve Stock                                         0
    Securities                                           39,400,687
    Federal Funds                                         2,842,037
    Loans & Lease Financing Receivables                 121,000,954
    Fixed Assets                                          1,846,496
    Intangible Assets                                    10,035,484
    Other Assets                                         10,354,644
                                                       ------------
        TOTAL ASSETS                                   $192,453,403

LIABILITIES
    Deposits                                           $122,247,349
    Fed Funds                                             3,377,719
    Treasury Demand Notes                                 3,968,574
    Trading Liabilities                                     145,128
    Other Borrowed Money                                 30,331,854
    Acceptances                                             146,102
    Subordinated Notes and Debentures                     5,535,512
    Other Liabilities                                     6,060,066
                                                       ------------
    TOTAL LIABILITIES                                  $171,812,304

EQUITY
    Minority Interest in Subsidiaries                  $  1,013,889
    Common and Preferred Stock                               18,200
    Surplus                                              11,792,288
    Undivided Profits                                     7,816,722
                                                       ------------
        TOTAL EQUITY CAPITAL                           $ 20,641,099

TOTAL LIABILITIES AND EQUITY CAPITAL                   $192,453,403